Novus

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Eledon Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

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Eledon Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on June 15, 2021 For Stockholders as of record on April 19, 2021 This communication presents only an overview of the morecomplete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote yourshares. We encourage you to access and review all of the importantinformation contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/ELDN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Eledon Pharmaceuticals, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 15, 2021 11:30 AM, Local Time Eledon Pharmaceuticals, 19900 MacArthur Boulevard, Irvine, CA 92612 SEE REVERSE FOR FULL AGENDA INTERNETwww.investorelections.com/ELDN TELEPHONE(866) 648-8133* E-MAILpaper@investorelections.comTo order paper materials, use one of the following methods. For a convenient way to view proxy materialsand VOTE go to www.proxydocs.com/ELDN If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 04, 2021. Under United States Securities and Exchange Commission rules, proxymaterials do not have to be delivered in paper. Proxy materials can bedistributed by making them available on the internet.

Eledon Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. Election of Directors 1.01 June Lee, M.D. 1.02 Walter Ogier 1.03 Steven Perrin, Ph.D. 2. Ratification of the appointment of KMJ Corbin & Company LLP as our Independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.